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                                                                   EXHIBIT 10.21

                                                                     FACILITY II


                                 AMENDMENT NO. 2
                               TO CREDIT AGREEMENT

        THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (the "Amendment") is made and entered into as of November 3, 2000, among NEW PLAN EXCEL REALTY TRUST, INC., a Maryland corporation (the "Borrower"), each lender under the hereinafter defined Credit Agreement (including each "Designated Lender" existing as of the date hereof) (each a "Lender" and, collectively, the "Lenders"), THE BANK OF NEW YORK, as administrative agent (in such capacity, the "Administrative Agent"), BANK ONE, NA and FLEET NATIONAL BANK, f/k/a BankBoston, N.A. (each a "Co-Documentation Agent" and, collectively, the "Co-Documentation Agents"), and BANK OF AMERICA, N.A., as Managing Agent (in such capacity, the "Managing Agent").

                                    RECITALS:

        A. The Borrower, the Lenders, the Administrative Agent and the Co-Documentation Agents entered into that certain Credit Agreement dated as of November 17, 1999 (as the same was amended by that certain Amendment No. 1 to the Credit Agreement, dated June 27, 2000, the "Credit Agreement"; capitalized terms used in this Amendment which are not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement).

        B. The Borrower has requested amendments to certain provisions of the Credit Agreement as more particularly hereinafter set forth.

        C. The Administrative Agent, the Co-Documentation Agents and the Lenders are agreeable to such requests, subject to the terms of this Amendment.

        NOW, THEREFORE, for and in consideration of the mutual promises and mutual agreements contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

        1. Amendments to Section 8.11 (Restricted Payments). Section 8.11 of the Credit Agreement is hereby amended in the following respects:

                (a) The following non-recurring charges shall not be included in the calculation of "Funds from Operations": (i) payments made to Mr. Arnold Laubich in February 2000 in connection with his retirement from his position as President and Chief Executive Officer and (ii) payments made to Mr. James Steuterman in May 2000 in connection with his resignation from his position as Chief Operating Officer. Such exclusion of such non-recurring charges from the definition of "Funds from Operations" shall apply only with respect to the covenant calculation in Section 8.11(a)(i).

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                (b)     Section 8.11(a)(i) of the Credit Agreement is hereby
amended by deleting clause (A) thereof in its entirety and substituting in its place the following new Clause (A): "(A) ninety-five percent (95%) of its Funds from Operations for the four fiscal quarters ending prior to the quarter in which such dividend is paid or".

        2.      Amendment of Section 8.15 (Maximum Total Indebtedness). Section
8.15 of the Credit Agreement is hereby amended by deleting Section 8.15 in its entirety and substituting the following new Section 8.15 in its place:

                8.15    Maximum Total Indebtedness.

                        (a) Permit at any time Consolidated Total Indebtedness to be more than 55% of Total Capital at such time, provided that for any fiscal quarter in which Restricted Payments made during such quarter and permitted by Section 8.11(a)(i), when added to the amount of Restricted Payments made during the preceding three fiscal quarters, exceed 90% of Funds from Operations for the four consecutive fiscal quarters ending prior to the quarter in which such Restricted Payment is made, the Borrower shall not permit Consolidated Total Indebtedness to be more than 52.5% of Total Capital at any time from and after the time such Restricted Payment is made; or

                        (b) Permit at any time the Consolidated Total Indebtedness secured by mortgages on Real Property owned by the Borrower and its Subsidiaries at such time to exceed 40% of Total Capital at such time.

        3. Reaffirmation of Guaranty. Each Subsidiary Guarantor is executing this Amendment to evidence its consent and agreement to the terms hereof. Each Subsidiary Guarantor confirms that the Subsidiary Guaranty is in full force and effect in accordance with the terms thereof and continues to be the binding obligation of each Subsidiary Guarantor.

        4. Effectiveness of Amendment. The effectiveness of this Amendment is subject to the receipt by the Administrative Agent, on or before November 3, 2000, of this Amendment duly executed and delivered by the Borrower, the Administrative Agent, each Co-Documentation Agent, the Managing Agent and the Required Lenders, in sufficient copies for each Lender, the Administrative Agent, each Co-Documentation Agent and the Managing Agent to receive an original thereof.

        5. No Other Amendments. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement shall continue in full force and effect and shall remain enforceable and binding in accordance with its terms.

        6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.


                                      -2-
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        7.      Counterparts. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same document, and each party hereto may execute this Amendment by signing any of such counterparts.

        8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        9. Trust Limitation for New Plan Realty Trust. This Amendment and all documents, agreements, understandings and arrangements relating to this transaction that have been negotiated, executed and delivered on behalf of New Plan Realty Trust ("NPRT") have been so negotiated, executed and delivered by the trustees or officers thereof in their representative capacity under the Declaration of Trust, and not individually, and bind only the trust estate of NPRT, and no trustee, officer, employee, agent or shareholder of NPRT shall be bound or held to any personal liability or responsibility in connection with the agreements, obligations and undertakings of NPRT hereunder, and any person or entity dealing with NPRT in connection therewith shall look only to the trust estate for the payment of any claim or for the performance of any agreement, obligation or undertaking thereunder. The Administrative Agent, the Co-Documentation Agents and each Lender hereby acknowledge and agree that each agreement and other document executed by NPRT in accordance with or in respect of this transaction shall be deemed and treated to include in all respects and for all purposes the foregoing exculpatory provision.


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        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment No.2 to Credit Agreement as of the date first above written.

                                            NEW PLAN EXCEL REALTY
                                               TRUST, INC.


                                            By:  /s/ DEAN BERNSTEIN
                                               -------------------------------
                                                Dean Bernstein
                                                Senior Vice President

                                            THE BANK OF NEW YORK,
                                            as Administrative Agent and a Lender


                                            By:  /s/ FREDERICK LAUDISI
                                               -------------------------------
                                                Frederick Laudisi
                                                Vice President

                                            BANK ONE, NA
                                            as Co-Documentation Agent
                                            and a Lender


                                            By: /s/ PATRICIA LEUNG
                                               -------------------------------
                                               Name: Patricia Leung
                                               Title: Senior Vice President

                                            FLEET NATIONAL BANK
                                            F/K/A  BANKBOSTON, N.A.
                                            as Co-Documentation Agent
                                            and a Lender


                                            By: /s/ DANIEL P. STEGEMOELLER
                                               -------------------------------
                                               Name: Daniel P. Stegemoeller
                                               Title: Vice President


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
                                            BANK OF AMERICA, N. A.
                                            as Managing Agent


                                            By: /s/ TERENCE J. HATTON
                                               -----------------------------
                                               Name: Terence J. Hatton
                                               Title: Managing Director

                                            BANCO BILBAO VIZCAYA
                                            ARGENTARIA, S.A.
                                            (f/k/a Argentaria, Caja Postal Y
                                               Banco Hipotecario S.A.


                                            By: /s/ ALBERTO CONDE               /s/ Erich Michel
                                               -----------------------------   ------------------------
                                               Name: Alberto Conde               Erich Michel
                                               Title: Vice President             Vice President
                                                       Corporate Banking          Trade Finance

                                            CHANG HWA COMMERCIAL
                                               BANK, LTD., NEW YORK BRANCH


                                            By: /s/ WAN-TU YEH
                                               -----------------------------
                                               Name: Wan-Tu Yeh
                                               Title: SVP & General Manager

                                            ERSTE BANK


                                            By: /s/ PAUL JUDICKE                /s/ JOHN S. RUNNION
                                               -----------------------------   ------------------------
                                               Name: Paul Judicke                John S. Runnion
                                               Title: Vice President             First Vice President

                                            ISRAEL DISCOUNT BANK OF
                                               NEW YORK


                                            By: /s/ CHET DAVIS                  /s/ MARC G. COOPER
                                               -----------------------------   ------------------------
                                               Name: Chet Davis                  Marc G. Cooper
                                               Title: First Vice President        Vice President

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                                            PNC BANK, N. A.


                                            By: /s/ THOMAS NASTAROWICZ
                                               -------------------------------
                                               Name: Thomas Nastarowicz
                                               Title: Vice President

                                            KEY BANK


                                            By: /s/ KENNETH A. MCINTYRE, JR.
                                               -------------------------------
                                               Name: Kenneth A. McIntyre, Jr.
                                               Title: Vice President

Each of the following Subsidiary
Guarantors consents and agrees to
the terms of this Amendment and the
provisions of Section 3 thereof:

NEW PLAN REALTY TRUST


By: /s/ DEAN BERNSTEIN
    -----------------------
       Name:
       Title:

 EXCEL REALTY - ST, INC.


 By: /s/ DEAN BERNSTEIN
    -----------------------
       Name:
       Title: